SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant Under §240.14a-12

Xylem Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!  XYLEM INC.  2022 Annual Meeting  Vote by May 11, 2022 11:59 PM ET.  For shares held in a Xylem employee retirement savings plan,  Vote by May 9, 2022 11:59 PM ET.   XYLEM INC.  1 INTERNATIONAL DRIVE  RYE BROOK, NEW YORK 10573  D72131-P68192-Z81969  You invested in XYLEM INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the shareholder meeting to be held virtually on May 12, 2022.  Get informed before you vote  You can view the 2022 Notice and Proxy Statement and 2021 Annual Report on Form 10-K online OR you can receive a free paper  or email copy of the materials by requesting prior to April 28, 2022. If you would like to request a copy of the materials for this  and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to  sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.  Unless requested, you will not otherwise receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  May 12, 2022  11:00 a.m. (ET)  Smartphone users  Point your camera here and  vote without entering a  control number  Virtually at:  www.virtualshareholdermeeting.com/XYL2022  *To vote your shares during the virtual Annual Meeting, you will need your unique control number indicated above.  Please check the meeting materials for more information, including any special requirements for meeting attendance.   V1.1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming virtual annual shareholder meeting. Please follow the  instructions on the reverse side to vote these important matters.  Board  Recommends  Voting Items  1. Election of eleven members of the Xylem Inc. Board of Directors.   Nominees:  For  1a. Jeanne Beliveau-Dunn  1b. Patrick K. Decker  For  1c. Robert F. Friel  For  1d. Jorge M. Gomez  For  1e. Victoria D. Harker  For  1f. Steven R. Loranger  For  1g. Mark D. Morelli  For  1h. Jerome A. Peribere  For  1i. Markos I. Tambakeras  For  1j. Lila Tretikov  For  1k. Uday Yadav  For  2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal  year ending December 31, 2022.  For  3. Advisory vote to approve the compensation of our named executive officers.  For  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D72132-P68192-Z81969